SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 8, 2008
(Date of earliest event reported)
FLOW INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Washington	0-12448	91-1104842

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File	Identification
incorporation)	Number)	Number)
23500 — 64th Avenue South, Kent, Washington 98032
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code:
(253) 850-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
Flow International Corporation (Nasdaq: FLOW), the world’s leading developer and manufacturer of industrial waterjet machines used for cutting and cleaning applications issued a press release October 8, 2008 announcing its Asia growth strategy and its discussions with Dardi International.
A copy of the release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01. Exhibits
(d) Exhibits
99.1	Press Release dated October 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2008	FLOW INTERNATIONAL CORPORATION

	By:	/s/ John S. Leness

John S. Leness
General Counsel and Secretary